Exhibit (a)(8)

TRUST FOR CREDIT UNIONS

AMENDMENT NO. 8 TO THE
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

WHEREAS, Section 7.3 of the Agreement and Declaration of Trust dated September 24, 1987 as amended, and restated through the date hereof (the Declaration), of Trust for Credit Unions (the Trust) provides that the Declaration may be amended to change the name of any Units theretofore established and designated;

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Mortgage Securities Portfolio to the Short Duration Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Government Securities Portfolio to the Ultra-Short Duration Government Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

WITNESS our hands as of this 22nd day of March, 2004.

/s/ James C. Barr	/s/ Edgar F. Callahan

James C. Barr	Edgar F. Callahan

/s/ Robert M. Coen	/s/ Thomas S. Condit

Robert M. Coen	Thomas S. Condit

/s/ Rudolf J. Hanley	/s/ Betty G. Hobbs

Rudolf J. Hanley	Betty G. Hobbs

/s/ Gary Oakland	/s/ D. Michael Riley

Gary Oakland	D. Michael Riley

Wendell A. Sebastian	John T. Collins

STATE OF NEW YORK  )
                                        )

COUNTY OF NEW YORK           )

Then personally appeared the above-mentioned Trustees
and acknowledged this instrument to be their free act
and deed this 22nd day of March, 2004.

/s/ Anita Yuen
Notary Public
My Commission Expires: March 11, 2006

TRUST FOR CREDIT UNIONS

AMENDMENT NO. 8 TO THE
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

WHEREAS, Section 7.3 of the Agreement and Declaration of Trust dated September 24, 1987 as amended, and restated through the date hereof (the Declaration), of Trust for Credit Unions (the Trust) provides that the Declaration may be amended to change the name of any Units theretofore established and designated;

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the “Mortgage Securities Portfolio to the Short Duration Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Government Securities Portfolio to the Ultra-Short Duration Government Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

WITNESS our hands as of this 30th day of March, 2004.

James C. Barr	Edgar F. Callahan

Robert M. Coen	Thomas S. Condit

Rudolf J. Hanley	Betty G. Hobbs

Gary Oakland	D. Michael Riley

/s/ Wendell A. Sebastian

Wendell A. Sebastian	John T. Collins

STATE OF FLORIDA           )
                                             )
COUNTY OF HILLSBOROUGH      )

Then personally appeared the above-mentioned Trustees
and acknowledged this instrument to be their free act and deed this 30th day of March, 2004.

/s/Carol Ann Rosson

Notary Public
My Commission Expires: Nov. 14, 2006

TRUST FOR CREDIT UNIONS

AMENDMENT NO. 8 TO THE
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

WHEREAS, Section 7.3 of the Agreement and Declaration of Trust dated September 24, 1987 as amended, and restated through the date hereof (the Declaration), of Trust for Credit Unions (the Trust) provides that the Declaration may be amended to change the name of any Units theretofore established and designated;

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Mortgage Securities Portfolio to the Short Duration Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1)hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Government Securities Portfolio to the Ultra-Short Duration Government Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

WITNESS our hands as of this 24th day of March, 2004.

James C. Barr	Edgar F. Callahan

Robert M. Coen	Thomas S. Condit

Rudolf J. Hanley	Betty G. Hobbs

Gary Oakland	D. Michael Riley

/s/ John T. Collins

Wendell A. Sebastian	John T. Collins

DISTRICT OF COLUMBIA           )

Then personally appeared the above-mentioned Trustees and acknowledged this instrument to be their free act and deed this 24th day of March, 2004.

/s/ Sandra M. Colantuoni
Notary Public
My Commission Expires: March 14, 2007